UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4520
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Waddell & Reed Advisors Global Bond Fund, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
September 30, 2006

Waddell & Reed Advisors Global Bond Fund

3	President's Letter
5	Questions and Answers with Portfolio Management
8	Illustration of Fund Expenses
10	Portfolio Highlights
12	Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Income Tax Information
41	Directors and Officers
47	Renewal of Investment Management Agreement
50	Annual Privacy Notice
52	Proxy Voting Information
52	Quarterly Portfolio Schedule Information
53	Householding Notice
54	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Global Bond Fund, Inc. prospectus and current Fund performance information.

President's Letter
      September 30, 2006

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended September 30, 2006. It has been an especially volatile period. Overall, stock prices rose as energy prices fell and the U.S. housing market deteriorated. The S&P 500 Index advanced 10.80 percent, led by telecommunications and financial stocks. Energy stocks were the weakest performers during the period. International stocks also posted strong gains, as the Morgan Stanley Capital International EAFE Index climbed 19.16 percent.

The Fed pauses. The world does not.

Bond yields climbed and prices declined for much of the past 12 months as central banks around the world continued to tighten monetary policies. In August, however, the Federal Reserve ended a two-year long streak of boosting short-term U.S. interest rates amid signs that inflation was easing. This helped ignite a summer rebound in the U.S. fixed income market. The Citigroup Broad Investment Grade Index returned 3.71 percent for the period. For investors, the difference in income potential between money market securities (those maturing in less than a year) and taxable bonds that mature in 10 to 30 years has compressed dramatically. As of September 30, 2006, three-month and six-month U.S. Treasury bills yielded more than 30-year bonds, on average. Such a pattern is generally associated with a slowdown in economic growth. Consumers appear to be growing wary of spending to excess as home "for sale" signs have become about as difficult to remove from lawns as dandelions, and as numerous.

U.S. TREASURY YIELDS (September 30, 2005 compared to September 29, 2006)
	9/30/05	9/29/06	Change
3 MONTH	3.538	4.872	1.3343
6 MONTH	3.916	4.996	1.0796
2 YEAR	4.165	4.683	0.5180
3 YEAR	4.170	4.614	0.4443
5 YEAR	4.189	4.578	0.3892
10 YEAR	4.324	4.628	0.3035
30 YEAR	4.567	4.762	0.1952
Source: Bloomberg. Past performance does not guarantee future results. Yields shown fluctuate daily and are not representative of the income potential of a specific mutual fund.

Energy prices hit record, then slide.

The cost of energy has been one of the top economic stories since autumn of 2005. Oil, natural gas and gasoline prices all reached record highs, only to fall back during the summer as energy stockpiles reached greater-than-expected levels and the 2006 U.S. hurricane season was mild. At its peak this past July, oil reached $78.40 a barrel, a nearly eight-fold increase from 1986, and more than double the price just three years ago. Gasoline, peaking at over $3 per gallon in the spring, had fallen to about $2.25 as of this writing.

We believe that, over the longer term, the cost of energy will resume an upward path. There's just too much long-term global demand relative to known reserves, in our opinion, especially in rapidly growing countries such as China and India. Also, our appetite for hydrocarbons in the U.S. remains voracious. Global weather patterns and geopolitics appear to be calmer for the moment, but we feel there's still ample long-term risk to oil and gas supplies from the wrath of both nature and political extremism.

Profit growth appears less robust.

As energy prices have retreated, it appears that one of the chief engines for double-digit corporate profit growth for the S&P 500 may stall in the months ahead. Without the contribution of record oil company earnings, large company profits would have grown 8.2 percent in the past year, versus the reported 13 percent (Source: Bloomberg). We think that falling energy prices have both positive and negative implications for stocks. While it now means lower production and transportation costs for many companies and consumers, helping earnings of firms such as airlines, it is also a headwind for energy firms and utility earnings.

Plan ahead.

None of us can predict with certainty what the price of gas will be down the road, or pinpoint exactly what it will cost to heat and maintain our homes. What we can do, however, is plan as much as we can for the trip ahead - both our economic journey and our ongoing journey toward our financial goals. I firmly believe that with a personal financial plan, you and your financial advisor can build an effective road map to help you more efficiently meet the financial bumps and challenges ahead.

Thank you for your continued confidence in us as long-term stewards of your investments.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Questions and Answers with Portfolio Management
      September 30, 2006

Below, Daniel J. Vrabac and Mark G. Beischel, CFA, portfolio managers of the Waddell & Reed Advisors Global Bond Fund, discuss the Fund's positioning, performance and results for the fiscal year ended Sept. 30, 2006.

Mr. Vrabac has managed the Fund for six years (four years as co-manager) and has 28 years of industry experience. Mr. Beischel has co-managed the Fund for four years and has 12 years of industry experience.

DURATION
SHORT	INTER	LONG
			HIGH	QUALITY
X			MEDIUM
LOW

This diagram shows the Fund's fixed-income investment style by displaying the average credit quality of the bonds owned and the Fund's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data.

Source: Morningstar.

How did the Fund perform over the past fiscal year?

Our results were mixed. We underperformed our benchmark, the Lehman Brothers U.S. Dollar-Denominated Universal Index but fared well against our peer group, the Lipper Global Income Funds Universe Average for the 12 months ended Sept. 30. The Fund's Class A shares rose 3.49 percent (excluding sales charge) for the period compared to 4.09 percent for our benchmark and 2.66 percent for the peer group, which reflects the performance of funds with similar investment objectives. Please note that the Fund and peer group returns include applicable fees and expenses, whereas an unmanaged index does not include any fees.

What factors affected the Fund's results?

Interest rates at both the short-end of the curve and the long-end of the curve rose gradually over the first nine months of the fiscal year. Higher inflation and interest rates have been and continue to be our core management themes, and this approach helped the Fund remain competitive this past year. However, during the final quarter of the fiscal year, the Federal Reserve began to waver in its communications regarding inflation. During June, the Fed raised the Fed Funds rate to 5.25 percent because of its well-communicated concern with inflation. Yet less than two months later, the Fed began to indicate that they were more concerned with a slowing economy in the second half of calendar 2006.

At their August meeting, the Fed left the Fed Funds rate unchanged. The market began to interpret this as a sign that inflation had peaked, and within a few quarters the Fed would be lowering rates rather than raising them. As a result, there was a tremendous rally in bond prices (interest rates fell sharply). Although overall this benefited your Fund, it did not help us as much as it did the benchmark and other funds - especially those which had suffered for nine months as interest rates were rising. Furthermore, your Fund continues to hold foreign currency positions because of our concern with the long-term health of the U.S. dollar. These positions (non-dollar bonds and currency contracts) did not benefit the Fund as much as we had hoped over the fiscal year. Our benchmark, which does not contain currency contracts, benefited from the stronger-than expected U.S. dollar.

Portfolio Characteristics (as of 9/30/06)

Average maturity	3.12 years
Effective duration	0.83 years
Weighted average bond rating	A

Information presented is for illustrative purposes only and is subject to change.

What other market conditions or events influenced the Fund's fiscal year return?

This past summer's bond rally, to us, went too far, given the market's fundamentals. As noted, we feel that the market has now priced in Fed rate decreases going forward. However, we maintain our belief that inflation has not peaked; rather, we believe that it will continue to creep upward. There are always rallies within a bear market. The key is to determine whether or not it is a brief rally that will lose steam, or if it heralds a complete directional change in the market. Given that inflation appears to be rising and the U.S. fiscal position continues to deteriorate, we believe that the prior quarter was an anomaly. Therefore, in the event we are correct, we feel interest rates should renew their ascent and the dollar may resume its decline.

What other strategies and techniques did you employ that affected your results?

The primary strategies we currently employ for the Fund are:

(1) to keep a low average maturity so that rising interest rates won't too adversely impact the Fund's net asset value

(2) to use instruments that generally benefit from higher interest rates, like floating rate bonds, certain types of mortgage products, and inflation-linked securities and

(3) to continue to opportunistically increase our non-dollar exposure.

What's your outlook for the year ahead?

This portfolio structure, as noted above, is intended to protect fund shareholders from rising inflation and interest rates, but also to take advantage and add value by investing outside the U.S. We remain concerned over the increasing U.S. budget deficits, the high amounts of debt being held by consumers, and the intractable and growing trade and current account deficits.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Fixed-income securities are subject to interest rate risk, and, as such, the net asset value of the Fund's shares may fall as interest rates rise. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (1)	$15,450
Lehman Brothers U.S. Dollar-Denominated Universal Index	$18,885
Lipper Global Income Funds Universe Average	$17,243

		W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES	LEHMAN BROTHERS U.S. DOLLAR- DENOMINATED UNIVERSAL INDEX	LIPPER GLOBAL INCOME FUNDS UNIVERSE AVG.
SEPT	1996	9,425	10,000	10,000
SEPT	1997	10,952	11,027	10,889
SEPT	1998	11,086	12,041	11,359
SEPT	1999	11,381	12,112	11,471
SEPT	2000	11,404	12,994	11,565
SEPT	2001	11,873	14,535	12,359
SEPT	2002	11,878	15,686	13,234
SEPT	2003	13,468	16,807	15,166
SEPT	2004	14,126	17,550	16,049
SEPT	2005	14,929	18,143	16,797
SEPT	2006	15,450	18,885	17,243

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
Period	Class A	Class B	Class C	Class Y

1-year period ended 9-30-06	-2.46%	-1.50%	2.53%	3.91%
5-year period ended 9-30-06	4.17%	4.20%	4.41%	5.81%
10-year period ended 9-30-06	4.45%	–	–	5.40%
Since inception of Class (3) through 9-30-06	–	3.43%	3.43%	–

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-6-99 for Class B shares and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

Illustration of Fund Expenses

GLOBAL BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2006.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2006	Beginning Account Value 3-31-06	Ending Account Value 9-30-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,016.20	1.31%	$6.65
Class B	1,000	1,011.50	2.31	11.67
Class C	1,000	1,014.30	2.26	11.38
Class Y	1,000	1,018.40	0.87	4.44
Based on 5% Return (2)
Class A	$1,000	$1,018.51	1.31%	$6.66
Class B	1,000	1,013.47	2.31	11.68
Class C	1,000	1,013.73	2.26	11.38
Class Y	1,000	1,020.70	0.87	4.45

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2006, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND
Portfolio Highlights

On September 30, 2006, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $289,700,352 invested in a diversified portfolio of:

38.01%	Foreign Corporate Debt Securities
24.33%	Other Government Securities
19.68%	Domestic Corporate Debt Securities
12.97%	United States Government and Government Agency Obligations
5.01%	Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts

As a shareholder of the Fund, for every $100 you had invested on September 30, 2006, your Fund owned:

Other Government Securities	$24.33
Financial Services Bonds	$15.35
United States Government and Government Agency Obligations	$12.97
Consumer Nondurables Bonds	$9.23
Utilities Bonds	$8.01
Miscellaneous Bonds	$5.56
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$5.01
Energy Bonds	$4.99
Raw Materials Bonds	$4.43
Transportation Bonds	$3.85
Shelter Bonds	$3.39
Consumer Services Bonds	$2.88

On September 30, 2006, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	30.25%
AA	5.56%
A	9.94%
BBB	23.44%
BB	17.94%
B	6.82%
Non-Rated	1.04%
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	5.01%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's and Moody's.

On September 30, 2006, the breakdown by country was as follows:

United States	$31.91
France	$11.06
Brazil	$6.85
Canada	$6.27
Russia	$5.65
Other	$5.58
Other Pacific Basin	$5.44
Cash and Cash Equivalents and Unrealized Loss on Open Forward Currency Contracts	$5.01
Other Europe	$4.35
Chile	$4.31
Luxembourg	$3.78
Japan	$3.38
Other North America	$3.33
United Kingdom	$3.08

The Investments of Global Bond Fund
September 30, 2006
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Air Transportation - 1.02%
FedEx Corporation,
2.65%, 4-1-07	$3,000	$2,959,482

Aircraft - 0.34%
Raytheon Company,
5.375%, 4-1-13	1,000	1,000,221

Banks - 8.30%
Banco BMG S.A.:
8.75%, 7-1-10 (A)	1,000	1,002,500
9.15%, 1-15-16 (A)	500	501,250
9.15%, 1-15-16	500	498,500
Banco Santiago SA,
7.0%, 7-18-07	4,555	4,578,253
Bank for Foreign Trade,
7.0%, 4-13-09 (B)	RUB45,000	1,711,710
ICICI Bank Limited,
4.75%, 10-22-08	$3,210	3,145,806
Industrial Development Bank of India Ltd.,
5.125%, 12-23-09	1,800	1,765,125
Norilsk Nickel Finance Luxembourg S.A.,
7.125%, 9-30-09	3,500	3,551,800
Norwest Corporation,
6.55%, 12-1-06	2,000	2,002,490
Or-ICB S.A.,
6.875%, 7-29-08	1,000	1,012,200
PT Bank Rakyat Indonesia (Persero),
7.75%, 10-30-13	1,500	1,523,234
Unibanco - Uniao de Bancos Brasileiros S.A.,
7.375%, 12-15-13	2,700	2,754,000
		24,046,868
Beverages - 3.18%
Central European Distribution Corporation,
8.0%, 7-25-12 (A)(B)	EUR1,700	2,328,147
Coca-Cola Bottling Co.,
6.85%, 11-1-07	$2,000	2,021,244
Companhia Brasileira de Bebidas,
10.5%, 12-15-11	2,000	2,410,000
Miller Brewing Company,
4.25%, 8-15-08 (A)	2,500	2,450,845
		9,210,236
Broadcasting - 2.19%
British Sky Broadcasting Group plc,
7.3%, 10-15-06	4,000	4,002,184
EchoStar DBS Corporation,
5.75%, 10-1-08	1,000	991,250
Univision Communications Inc.,
2.875%, 10-15-06	1,350	1,348,672
		6,342,106
Business Equipment and Services - 1.36%
Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP,
12.0%, 6-20-08	1,850	2,023,900
Quebecor World Capital Corporation,
4.875%, 11-15-08	2,000	1,910,000
		3,933,900
Chemicals - Petroleum and Inorganic - 0.29%
Braskem S.A.,
12.5%, 11-5-08 (A)	750	832,500

Chemicals - Specialty - 0.73%
Bayer Corporation,
6.2%, 2-15-08 (A)	2,100	2,109,051

Coal - 0.34%
Peabody Energy Corporation,
6.875%, 3-15-13	1,000	985,000

Construction Materials - 0.70%
Celulosa Arauco y Constitucion S.A.,
8.625%, 8-15-10	1,850	2,041,891

Containers - 0.86%
Packaging Corporation of America,
4.375%, 8-1-08	2,550	2,503,006

Finance Companies - 5.91%
ALROSA Finance S.A.,
8.125%, 5-6-08	1,500	1,546,050
BP Capital Markets p.l.c.,
2.625%, 3-15-07	2,000	1,976,176
CSN Islands VII Corp.,
10.75%, 9-12-08 (A)	2,500	2,709,375
Caterpillar Financial Services Corporation,
3.67%, 10-4-07	1,000	983,477
Rio Tinto Finance (USA) Limited,
2.625%, 9-30-08	2,000	1,897,114
Russian Standard Bank:
7.5%, 10-7-10	1,750	1,698,953
7.5%, 10-7-10 (A)	1,000	970,000
SLM Corporation,
5.87%, 4-1-14	2,500	2,333,625
Sistema Finance S.A.,
10.25%, 4-14-08	1,000	1,047,000
Toyota Motor Credit Corporation,
5.65%, 1-18-15	1,000	934,010
VTB Capital S.A.,
8.385%, 7-30-07	1,000	1,020,700
		17,116,480
Food and Related - 4.85%
Bunge Limited Finance Corp.:
4.375%, 12-15-08	2,300	2,246,433
7.8%, 10-15-12	2,000	2,183,892
Cadbury Schweppes Finance p.l.c.:
5.0%, 6-26-07	500	497,401
3.875%, 10-1-08 (A)	875	851,091
Cosan S.A. Industria e Comercio:
9.0%, 11-1-09 (A)	1,500	1,586,250
8.25%, 11-15-19	1,000	948,800
General Mills, Inc.:
2.625%, 10-24-06	501	500,207
5.125%, 2-15-07	2,750	2,746,634
Iansa Overseas Limited,
7.25%, 7-28-12	2,500	2,500,000
		14,060,708
Forest and Paper Products - 2.71%
Bowater Canada Finance Corporation,
7.95%, 11-15-11	500	477,500
International Paper Company,
4.25%, 1-15-09	500	488,571
Kimberly-Clark de Mexico, S.A. de C.V.,
8.875%, 8-1-09 (A)	2,500	2,696,180
S.A. Industrias Votorantim,
7.875%, 1-23-14 (A)	500	537,500
Sino-Forest Corporation:
9.125%, 8-17-11	500	514,375
9.125%, 8-17-11 (A)	1,000	1,037,500
Weyerhaeuser Company,
6.75%, 3-15-12	2,000	2,090,264
		7,841,890
Homebuilders, Mobile Homes - 0.68%
Desarrolladora Homex, S.A. de C.V.,
7.5%, 9-28-15	2,000	1,960,000

Household - General Products - 0.34%
Fortune Brands, Inc.,
2.875%, 12-1-06	1,000	995,698

Household - Major Appliances - 0.70%
Controladora Mabe S.A. de C.V.,
6.5%, 12-15-15 (A)	2,000	2,018,614

Leisure Time Industry - 0.69%
Carnival Corporation,
3.75%, 11-15-07	1,000	981,906
Royal Caribbean Cruises Ltd.,
6.75%, 3-15-08	1,000	1,010,630
		1,992,536
Mining - 2.14%
Falconbridge Limited,
7.35%, 11-1-06	3,750	3,754,451
Vedanta Resources plc,
6.625%, 2-22-10 (A)	2,500	2,434,375
		6,188,826
Motor Vehicles - 0.86%
Hyundai Motor Company,
5.3%, 12-19-08 (A)	2,500	2,478,328

Multiple Industry - 1.41%
Cox Enterprises, Inc.,
4.375%, 5-1-08 (A)	1,000	981,209
Hutchison Whampoa Finance Limited,
6.95%, 8-1-07	1,000	1,012,532
Tyco International Group S.A.,
6.375%, 10-15-11	2,000	2,096,582
		4,090,323
Non-Residential Construction - 0.19%
Odebrecht Overseas Ltd.,
11.5%, 2-25-09 (A)	500	552,500

Petroleum - International - 4.28%
OAO Siberian Oil Company, Loan Participation Notes due 2007, issued by, but without recourse to, Salomon Brothers AG for the purpose of financing a loan to OAO Siberian Oil Company,
11.5%, 2-13-07	1,000	1,018,710
Open Joint Stock Company Gazprom,
9.125%, 4-25-07	3,500	3,567,550
Open Joint Stock Company Tyumen Oil Company,
11.0%, 11-6-07	3,000	3,160,500
PTT Exploration and Production Public Company Limited,
7.625%, 10-1-06 (A)	1,100	1,100,000
Pecom Energia S.A.,
9.0%, 5-1-09	500	527,500
Petrobras International Finance Company,
9.125%, 2-1-07	1,000	1,008,750
Talisman Energy Inc.,
7.125%, 6-1-07	2,000	2,021,170
		12,404,180
Petroleum - Services - 0.37%
ENSCO International Incorporated,
6.75%, 11-15-07	540	548,864
Valero Energy Corporation,
6.875%, 4-15-12	500	532,305
		1,081,169
Railroad - 1.10%
TFM, S.A. de C.V.,
12.5%, 6-15-12	2,000	2,200,000
Union Pacific Corporation,
6.7%, 12-1-06	1,000	1,001,668
		3,201,668
Security and Commodity Brokers - 1.14%
Hongkong and Shanghai Banking Corporation (The),
5.75%, 8-29-49	2,500	2,350,000
Morgan Stanley,
6.32%, 5-1-14	1,000	964,720
		3,314,720
Steel - 1.27%
Evraz Group S.A.,
8.25%, 11-10-15 (A)	3,000	3,007,500
Pohang Iron & Steel Co., Ltd.,
7.125%, 11-1-06	670	670,732
		3,678,232
Trucking and Shipping - 1.73%
WMX Technologies, Inc.,
7.0%, 10-15-06	5,000	5,002,060

Utilities - Electric - 3.48%
Compania de Transporte de Energia Electrica en Alta Tension Transener Sociedad Anonima,
9.0%, 12-15-15	1,728	1,706,523
Dominion Resources, Inc.,
4.125%, 2-15-08	2,000	1,968,102
Empresa Nacional de Electricidad S.A.,
7.75%, 7-15-08	2,000	2,069,974
Florida Power & Light Company,
6.0%, 6-1-08	325	328,698
Hidroelectrica El Chocon S.A.,
8.89%, 9-15-11 (A)	3,000	3,000,000
Southern Company Capital Funding, Inc.,
5.3%, 2-1-07	1,000	998,159
		10,071,456
Utilities - Gas and Pipeline - 1.29%
FirstEnergy Corp.,
5.5%, 11-15-06	1,200	1,199,953
Transportadora de Gas del Sur S.A.,
7.5%, 12-15-13	2,500	2,531,250
		3,731,203
Utilities - Telephone - 3.24%
America Movil, S.A. de C.V.,
4.125%, 3-1-09	800	776,010
Digicel Limited:
9.25%, 9-1-12	1,500	1,556,250
9.25%, 9-1-12 (A)	250	259,375
Open Joint Stock Company Mobile TeleSystems,
9.75%, 1-30-08	2,500	2,597,750
Open Joint Stock Company "Vimpel-Communications",
8.0%, 2-11-10	2,125	2,181,206
Sprint Capital Corporation,
6.125%, 11-15-08	1,000	1,014,648
TELUS Corporation,
7.5%, 6-1-07	1,000	1,013,044
		9,398,283

TOTAL CORPORATE DEBT SECURITIES - 57.69%		$167,143,135

(Cost: $166,830,195)

OTHER GOVERNMENT SECURITIES

Brazil - 1.40%
Federative Republic of Brazil (The),
10.0%, 1-16-07	4,000	4,052,000

Canada - 2.93%
Canadian Government Bond,
1.9%, 3-23-09 (B)	CAD975,000	8,482,290

Chile - 1.31%
Republic of Chile:
5.625%, 7-23-07	$2,800	2,803,640
5.9%, 1-28-08	1,000	1,002,000
		3,805,640
Germany - 11.07%
Bundesschatzanweisungen Federal Treasury Notes,
3.0%, 3-14-08 (B)	EUR25,500	32,055,674

Japan - 3.38%
Japanese Government 15 Year Floating Rate Bond,
1.23%, 1-20-18 (B)	JPY1,175,000	9,787,936

Norway - 2.96%
Norway Government Bond,
5.5%, 5-15-09 (B)	NOK54,000	8,588,470

Russia - 0.32%
Russian Federation,
8.25%, 3-31-10 (A)	$889	933,873

South Korea - 0.96%
Export-Import Bank of Korea (The),
7.1%, 3-15-07	1,000	1,007,706
Korea Development Bank (The):
5.785%, 10-29-06	1,000	999,919
5.25%, 11-16-06	775	774,715
		2,782,340

TOTAL OTHER GOVERNMENT SECURITIES - 24.33%		$70,488,223

(Cost: $71,917,638)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations - 5.93%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
4.5%, 8-15-17	2,392	226,223
5.0%, 5-15-18	1,233	287,240
5.0%, 4-15-19	249	36,231
5.0%, 4-15-19	122	17,256
5.0%, 2-15-20	1,924	44,617
5.0%, 7-15-21	819	58,092
5.0%, 6-15-22	1,431	52,859
5.0%, 7-15-22	5,820	236,143
5.0%, 11-15-22	482	69,424
5.0%, 1-15-23	1,229	56,508
5.0%, 4-15-23	3,663	258,773
5.0%, 5-15-23	216	33,662
5.0%, 8-15-23	161	26,211
5.5%, 11-15-23	6,225	522,260
5.5%, 11-15-23	407	29,974
5.5%, 2-15-24	2,157	323,539
5.0%, 6-15-24	10,045	902,857
5.0%, 9-15-24	1,361	102,581
5.5%, 9-15-24	764	54,639
5.5%, 4-15-25	1,344	170,152
5.5%, 4-15-25	111	9,871
5.0%, 9-15-25	1,846	164,596
5.5%, 10-15-25	2,195	480,953
5.0%, 2-15-26	1,961	240,699
5.0%, 4-15-26	2,430	205,535
5.0%, 10-15-28	446	88,519
5.0%, 8-15-30	10,435	1,095,177
5.5%, 3-15-31	217	29,710
5.5%, 10-15-32	4,291	828,027
5.5%, 1-15-33	1,123	262,745
5.5%, 5-15-33	3,022	709,301
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 3-25-16	5,760	294,955
5.5%, 11-25-17	267	21,800
5.0%, 5-25-22	165	22,223
5.0%, 7-25-23	2,828	526,950
5.0%, 8-25-23	906	143,615
5.5%, 9-25-25	167	12,553
5.5%, 11-25-25	2,149	146,502
4.5%, 4-25-30	1,042	117,318
5.0%, 9-25-30	1,237	175,974
5.0%, 3-25-31	3,748	556,649
5.0%, 8-15-31	1,817	258,627
5.5%, 12-25-33	3,709	754,280
5.5%, 8-25-35	1,359	376,012
Federal National Mortgage Association Fixed Rate Pass-Through Certificates,
5.0%, 7-1-34	4,100	3,947,374
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 5-20-27	4,015	243,906
5.0%, 6-16-29	2,000	370,944
7.0%, 5-20-33	3,329	738,641
5.0%, 7-20-33	3,119	590,612
5.5%, 11-20-33	460	78,576
5.5%, 7-1-35	1,253	186,584
		17,188,469
Treasury Inflation Protected Obligation - 2.20%
United States Treasury Note,
3.375%, 1-15-07 (C)	5,000	6,366,457

Treasury Obligation - 4.84%
United States Treasury Note,
4.875%, 5-31-08	14,000	14,026,250

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 12.97%		$37,581,176

(Cost: $37,795,201)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.54%)	Face Amount in Thousands

Argentine Peso, 5-7-07 (B)	ARS7,800	(45,713)
Argentine Peso, 5-7-07 (B)	3,800	377
Canadian Dollar, 9-5-07 (B)	CAD15,180	(148,921)
Chinese Yuan Renminbi, 4-21-08 (B)	CNY173,200	(188,132)
Chinese Yuan Renminbi, 4-21-08 (B)	46,110	30,666
Eurodollar, 3-5-07 (B)	EUR4,680	43,029
Japanese Yen, 12-7-06 (B)	JPY1,539,000	(493,429)
Japanese Yen, 3-5-07 (B)	690,953	(50,853)
Russian Ruble, 1-24-07 (B)	RUB252,200	300,640
Russian Ruble, 1-24-07 (B)	311,000	(40,662)
Singapore Dollar, 8-21-07 (B)	SGD11,150	(106,411)
South Korean Won, 4-19-07 (B)	KRW2,600,000	8,744
South Korean Won, 4-19-07 (B)	3,950,000	(27,343)
Swiss Franc, 5-30-07 (B)	CHF17,955	(531,929)
Taiwan Dollar, 5-22-07 (B)	TWD172,000	(318,809)
		$(1,568,746)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Food and Related - 1.64%
General Mills, Inc.,
5.3%, 10-2-06	$4,750	4,749,301

Retail - General Merchandise - 0.07%
Home Depot, Inc. (The),
5.36%, 10-2-06	196	195,971

TOTAL SHORT-TERM SECURITIES - 1.71%		$4,945,272

(Cost: $4,945,272)

TOTAL INVESTMENT SECURITIES - 96.16%		$278,589,060

(Cost: $281,488,306)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.84%		11,111,292

NET ASSETS - 100.00%		$289,700,352

Notes to Schedule of Investments

Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: CMO - Collateralized Mortgage Obligation; REMIC - Real Estate Mortgage Investment Conduit.
The following swap agreements were outstanding at September 30, 2006. (See Note 8 to financial statements):
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

Morgan Stanley	Dow Jones CDX High Yield Series 7	3.25%	12-20-11	$5,800,000	$5,419
Merrill Lynch International	Dow Jones CDX High Yield Series 7	3.25%	12-20-11	3,000,000	2,803
Merrill Lynch International	Dow Jones CDX High Yield Series 7	3.25%	12-20-11	2,800,000	(882)
Lehman Brothers	Columbia Government International Bond Swap	1.69%	10-20-11	3,000,000	(27,653)
Lehman Brothers	Indonesia Government International Bond Swap	1.67%	12-20-11	3,000,000	(1,713)
Lehman Brothers	Republic of Turkey Swap	2.27%	10-20-11	3,000,000	(6,141)
Morgan Stanley	Federative Republic of Brazil	1.89%	6-20-11	2,800,000	(59,876)
Morgan Stanley	Federative Republic of Brazil	1.46%	6-20-11	200,000	(812)

					$(88,855)

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $36,377,963 or 12.56% of net assets.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable (ARS - Argentine Peso, CAD - Canadian Dollar, CHF - Swiss Franc, CNY - Chinese Yuan Renminbi, EUR - Euro, JPY - Japanese Yen, KRW - South Korean Won, NOK - Norwegian Krone, RUB - Russian Ruble, SGD - Singapore Dollar, TWD - Taiwan Dollar)

(C) The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GLOBAL BOND FUND
      September 30, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $281,488) (Notes 1 and 3)	$278,589
Cash	3,067
Receivables:
Dividends and interest	4,923
Investment securities sold	3,789
Fund shares sold	646
Unrealized appreciation on swap agreements (Note 8)	8
Prepaid and other assets	44

Total assets	291,066

LIABILITIES
Payable to Fund shareholders	771
Payable for investment securities purchased	193
Unrealized depreciation on swap agreements (Note 8)	97
Accrued shareholder servicing (Note 2)	96
Accrued service fee (Note 2)	52
Accrued management fee (Note 2)	10
Accrued accounting services fee (Note 2)	8
Amortized swap premiums received (Note 8)	5
Accrued distribution fee (Note 2)	1
Other	133

Total liabilities	1,366

Total net assets	$289,700

NET ASSETS
$1.00 par value capital stock:
Capital stock	$79,352
Additional paid-in capital	269,906
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,987
Accumulated undistributed net realized loss on investment transactions	(58,557)
Net unrealized depreciation in value of investments	(2,988)

Net assets applicable to outstanding units of capital	$289,700

Net asset value per share (net assets divided by shares outstanding):
Class A	$3.65
Class B	$3.65
Class C	$3.65
Class Y	$3.65
Capital shares outstanding:
Class A	69,478
Class B	2,671
Class C	1,791
Class Y	5,412
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      GLOBAL BOND FUND
      For the Fiscal Year Ended September 30, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$13,723
Dividends (net of foreign withholding taxes of $15)	451

Total income	14,174

Expenses (Note 2):
Accounting services fee	95
Audit fees	27
Custodian fees	27
Distribution fee:
Class A	15
Class B	71
Class C	42
Investment management fee	1,688
Legal fees	4
Service fee:
Class A	578
Class B	24
Class C	14
Shareholder servicing:
Class A	720
Class B	51
Class C	27
Class Y	27
Other	191

Total expenses	3,601

Net investment income	10,573

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	13,925
Realized net loss on written options	(110)
Realized net gain on forward currency contracts	928
Realized net loss on futures contracts	(45)
Realized net loss of swap agreements	(1,389)
Realized net gain on foreign currency transactions	35

Realized net gain on investments	13,344

Unrealized depreciation in value of securities during the period	(12,570)
Unrealized depreciation in value of forward currency contracts during the period	(2,236)
Unrealized appreciation in value of swaps during the period	238
Unrealized depreciation in value of foreign currency exchange during the period	(4)

Unrealized depreciation in value of investments during the period	(14,572)

Net loss on investments	(1,228)

Net increase in net assets resulting from operations	$9,345

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GLOBAL BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,573	$9,252
Realized net gain on investments	13,344	1,905
Unrealized appreciation (depreciation)	(14,572)	3,039

Net increase in net assets resulting from operations	9,345	14,196

Distributions to shareholders from (Note 1D):(1)
Net investment income:
Class A	(8,094)	(8,394)
Class B	(234)	(231)
Class C	(137)	(117)
Class Y	(691)	(614)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(9,156)	(9,356)

Capital share transactions (Note 5)	30,998	(8,016)

Total increase (decrease)	31,187	(3,176)
NET ASSETS
Beginning of period	258,513	261,689

End of period	$289,700	$258,513

Undistributed net investment income	$3,738	$1,633

(1)See "Financial Highlights" on pages 26 - 29.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$3.65	$3.58	$3.55	$3.29	$3.49

Income (loss) from investment operations:
Net investment income	0.14	0.13	0.13	0.17	0.20
Net realized and unrealized gain (loss) on investments	(0.01)	0.07	0.04	0.26	(0.20)

Total from investment operations	0.13	0.20	0.17	0.43	0.00

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.14)	(0.17)	(0.20)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.13)	(0.13)	(0.14)	(0.17)	(0.20)

Net asset value, end of period	$3.65	$3.65	$3.58	$3.55	$3.29

Total return(1)	3.49%	5.69%	4.88%	13.39%	0.04%
Net assets, end of period (in millions)	$254	$228	$236	$231	$230
Ratio of expenses to average net assets	1.31%	1.28%	1.27%	1.24%	1.22%
Ratio of net investment income to average net assets	3.94%	3.56%	3.53%	4.98%	5.91%
Portfolio turnover rate	60%	30%	76%	113%	76%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$3.65	$3.58	$3.55	$3.29	$3.49

Income (loss) from investment operations:
Net investment income	0.11	0.09	0.09	0.14	0.17
Net realized and unrealized gain (loss) on investments	(0.02)	0.08	0.04	0.26	(0.20)

Total from investment operations	0.09	0.17	0.13	0.40	(0.03)

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.10)	(0.14)	(0.17)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.09)	(0.10)	(0.10)	(0.14)	(0.17)

Net asset value, end of period	$3.65	$3.65	$3.58	$3.55	$3.29

Total return	2.50%	4.67%	3.78%	12.26%	-0.93%
Net assets, end of period (in millions)	$10	$9	$8	$5	$3
Ratio of expenses to average net assets	2.30%	2.28%	2.34%	2.24%	2.20%
Ratio of net investment income to average net assets	2.92%	2.57%	2.47%	3.90%	4.93%
Portfolio turnover rate	60%	30%	76%	113%	76%

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$3.65	$3.58	$3.55	$3.29	$3.49

Income (loss) from investment operations:
Net investment income	0.11	0.09	0.10	0.14	0.17
Net realized and unrealized gain (loss) on investments	(0.02)	0.08	0.04	0.26	(0.20)

Total from investment operations	0.09	0.17	0.14	0.40	(0.03)

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.11)	(0.14)	(0.17)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.09)	(0.10)	(0.11)	(0.14)	(0.17)

Net asset value, end of period	$3.65	$3.65	$3.58	$3.55	$3.29

Total return	2.53%	4.70%	3.96%	12.24%	-0.94%
Net assets, end of period (in millions)	$6	$5	$4	$2	$1
Ratio of expenses to average net assets	2.24%	2.21%	2.22%	2.27%	2.20%
Ratio of net investment income to average net assets	3.06%	2.64%	2.59%	3.76%	4.92%
Portfolio turnover rate	60%	30%	76%	113%	76%

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$3.65	$3.58	$3.55	$3.29	$3.49

Income (loss) from investment operations:
Net investment income	0.16	0.14	0.14	0.18	0.22
Net realized and unrealized gain (loss) on investments	(0.02)	0.07	0.04	0.26	(0.20)

Total from investment operations	0.14	0.21	0.18	0.44	0.02

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.15)	(0.18)	(0.22)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.14)	(0.14)	(0.15)	(0.18)	(0.22)

Net asset value, end of period	$3.65	$3.65	$3.58	$3.55	$3.29

Total return	3.91%	6.10%	5.29%	13.80%	0.40%
Net assets, end of period (in millions)	$20	$16	$14	$11	$7
Ratio of expenses to average net assets	0.89%	0.89%	0.89%	0.87%	0.86%
Ratio of net investment income to average net assets	4.36%	3.95%	3.92%	5.28%	6.25%
Portfolio turnover rate	60%	30%	76%	113%	76%

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2006

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2006, $1,098,174 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized loss on investment transactions. Net investment income, additional paid-in capital and net assets were not affected by this change.

E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

F. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Fund uses Forward Contracts to attempt to reduce the overall risk of its investments.

G. Recently issued accounting standards - In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and its potential impact on the Fund's financial statements, if any, is currently being assessed by management. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 during 2008 and its potential impact, if any, on the Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 9), the fee will be as follows: 0.59% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month, except that, for broker-serviced accounts, effective September 1, 2006, the monthly charge for those accounts became $0.50. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $706,573. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2006, W&R received $81, $12,835 and $1,767 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $464,645 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

The Fund paid Directors' regular compensation of $16,021, which is included in other expenses. .

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $149,916,003, while proceeds from maturities and sales aggregated $146,107,534. Purchases of short-term securities and U.S. government obligations aggregated $1,872,090,693 and $21,839,777, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $1,868,969,470 and $4,496,785, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2006 was $279,919,560, resulting in net unrealized depreciation of $1,330,500, of which $2,234,326 related to appreciated securities and $3,564,826 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2006 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$10,113,791
Distributed ordinary income	9,156,288
Undistributed ordinary income	1,860,381

Realized long-term capital gains	–
Distributed long-term capital gains	–
Undistributed long-term capital gains	–

Capital loss carryover	–

Post-October losses deferred	–

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2008	$7,428,446
September 30, 2009	39,713,139
September 30, 2010	10,992,010
September 30, 2011	1,273,649

Total carryover	$59,407,244

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2006	2005

Shares issued from sale of shares:
Class A	19,144	9,325
Class B	834	660
Class C	871	596
Class Y	1,027	694
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,125	2,202
Class B	63	63
Class C	37	32
Class Y	190	170
Shares redeemed:
Class A	(14,445)	(14,702)
Class B	(747)	(464)
Class C	(475)	(382)
Class Y	(138)	(407)

Increase (decrease) in outstanding capital shares	8,486	(2,213)

Value issued from sale of shares:
Class A	$69,854	$33,664
Class B	3,039	2,377
Class C	3,177	2,154
Class Y	3,739	2,514
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	7,739	7,942
Class B	231	228
Class C	136	116
Class Y	691	614
Value redeemed:
Class A	(52,651)	(53,098)
Class B	(2,723)	(1,673)
Class C	(1,731)	(1,380)
Class Y	(503)	(1,474)

Increase (decrease) in outstanding capital	$30,998	$(8,016)

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Global Bond Fund, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at September 30, 2005	–	$–
Options written	180	20,159
Options terminated in closing purchase transactions	(180)	(20,159)
Options exercised	–	–
Options expired	–	–

Outstanding at September 30, 2006	–	$–

NOTE 7 - Futures

The Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 - Swaps

The Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. The Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value, if any, are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian or counterparty. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Entering into swap agreements involves certain risks. Among these are possible failure of the counterparty to fulfill its obligations, possible lack of liquidity, and unfavorable changes in interest rates or underlying investments.

NOTE 9 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2006

Income Tax Information
      September 30, 2006

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Class A
10-12-05	$0.00900	$0.00040	$0.00860	$–	$0.00004	$0.00896	$–
11-09-05	0.00900	0.00040	0.00860	–	0.00004	0.00896	–
12-14-05	0.02100	0.00080	0.02020	–	0.00010	0.02090	–
1-11-06	0.00900	0.00040	0.00860	–	0.00009	0.00891	–
2-08-06	0.00900	0.00040	0.00860	–	0.00009	0.00891	–
3-15-06	0.00900	0.00040	0.00860	–	0.00009	0.00891	–
4-12-06	0.00900	0.00040	0.00860	–	0.00009	0.00891	–
5-10-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
6-14-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
7-12-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
8-09-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
9-13-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–

Total	$0.12500	$0.00570	$0.11930	$–	$0.00104	$0.12396	$–

Class B
10-12-05	$0.00600	$0.00030	$0.00570	$–	$0.00002	$0.00598	$–
11-09-05	0.00700	0.00030	0.00670	–	0.00003	0.00697	–
12-14-05	0.01800	0.00070	0.01730	–	0.00009	0.01791	–
1-11-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
2-08-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
3-15-06	0.00500	0.00020	0.00480	–	0.00005	0.00495	–
4-12-06	0.00500	0.00020	0.00480	–	0.00005	0.00495	–
5-10-06	0.00900	0.00040	0.00860	–	0.00009	0.00891	–
6-14-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
7-12-06	0.00800	0.00040	0.00760	–	0.00008	0.00792	–
8-09-06	0.00700	0.00030	0.00670	–	0.00007	0.00693	–
9-13-06	0.00700	0.00030	0.00670	–	0.00007	0.00693	–

Total	$0.09000	$0.00400	$0.08600	$–	$0.00073	$0.08927	$–

Income Tax Information (Continued)
      September 30, 2006

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Class C
10-12-05	$0.00600	$0.00030	$0.00570	$–	$0.00002	$0.00598	$–
11-09-05	0.00700	0.00030	0.00670	–	0.00003	0.00697	–
12-14-05	0.01800	0.00070	0.01730	–	0.00009	0.01791	–
1-11-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
2-08-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
3-15-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
4-12-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
5-10-06	0.00800	0.00040	0.00760	–	0.00008	0.00792	–
6-14-06	0.00600	0.00030	0.00570	–	0.00006	0.00594	–
7-12-06	0.00800	0.00040	0.00760	–	0.00008	0.00792	–
8-09-06	0.00700	0.00030	0.00670	–	0.00007	0.00693	–
9-13-06	0.00700	0.00030	0.00670	–	0.00007	0.00693	–

Total	$0.09100	$0.00420	$0.08680	$–	$0.00074	$0.09026	$–

Class Y
10-12-05	$0.01000	$0.00050	$0.00950	$–	$0.00004	$0.00996	$–
11-09-05	0.01000	0.00050	0.00950	–	0.00004	0.00996	–
12-14-05	0.02200	0.00080	0.02120	–	0.00011	0.02189	–
1-11-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
2-08-06	0.01100	0.00050	0.01050	–	0.00011	0.01089	–
3-15-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
4-12-06	0.01000	0.00050	0.00950	–	0.00010	0.00990	–
5-10-06	0.01100	0.00050	0.01050	–	0.00011	0.01089	–
6-14-06	0.01200	0.00060	0.01140	–	0.00012	0.01188	–
7-12-06	0.01100	0.00050	0.01050	–	0.00011	0.01089	–
8-09-06	0.01100	0.00050	0.01050	–	0.00011	0.01089	–
9-13-06	0.01200	0.00060	0.01140	–	0.00012	0.01188	–

Total	$0.14000	$0.00650	$0.13350	$–	$0.00117	$0.13883	$–

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Global Bond Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/ Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (14 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1997	Professor of Law, Washburn Law School (1998 to present); Formerly, Dean, Washburn Law School (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 4040 Northwest Claymont Dr. Kansas City, MO 64116 Age: 67	Director since 1997	President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; President, Missouri Institute of Justice	Director, Salvation Army; Advisory Director, UMB Northland Board (Financial Services)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 73	Director since 1997 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (2004 to present); Professor, University of Utah (until 2005)	None

Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 1995	First Lady of Kansas (until 2003)	Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); Consultant, MTV Associates (2004)
Director and Shareholder, Valliance Bank; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 86	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 82	Director since 1986	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Welte Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 53	Director since 1996	Shareholder/Director, Polsinelli Shalton Welte Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director since 1986
Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
None

Interested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 63	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 69	Director since 1998
Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (until 2001); formerly, President and Chief Executive Officer of Waddell & Reed (until 2001); formerly, Principal Financial Officer, Treasurer and Director of Waddell & Reed (until 2001); formerly, Executive Vice President, Principal Financial Officer, Treasurer and Director of WRIMCO (until 2001); formerly, Treasurer and Director of WRSCO (until 2001)
None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 42	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Theodore W. Howard 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Vice President since 1987 Principal Financial Officer since 2002
Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present), Treasurer and Principal Accounting Officer (1976 to 2006), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 37	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Chief Compliance Officer since 2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)	None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Renewal of Investment Management Agreement for Waddell & Reed Advisors Global Bond Fund, Inc.

At their meeting on August 28, 29 and 30, 2006, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Investment Management Agreement (Management Agreement) between WRIMCO and the Fund. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request (Request Letter) for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to the Request Letter and other information WRIMCO believed was useful in evaluating continuation of the Management Agreement. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to the Fund's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure and average account size information. In addition, the Directors considered the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Fund (Similar Funds). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with similar investment objectives, policies and strategies as the Fund (Other Accounts).

The Directors considered that Waddell & Reed Advisors Global Bond Fund's total return performance was higher than the peer group median and the Lipper index for the one- and three-year periods and was higher than the peer group median for the ten-year period.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Fund's management fee and overall expense ratio were higher than the peer group median on an unadjusted basis and that, when adjusted for the Fund's smaller average account size, the Fund's overall expense ratio was higher than its peer group median. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at certain asset levels were lower than, and at other asset levels were higher than, the asset-weighted average for its peer group.

The Directors also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Fund.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions to be effective October 1, 2006, for the Fund and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for the Fund on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Directors considered specific data as to WRIMCO's profit or loss with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the Fund's performance was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1015A (9-06)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2006, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

         2005         $22,800

         2006          23,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

         2005         $1,600

         2006          1,800

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

         2005         $1,900

         2006          4,850

These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

         2005         $500

         2006          230

These fees are related to the review of internal control.

(e)	(1) Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,000 and $6,880 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $187,717 and $208,875 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Global Bond Fund, Inc.
(Registrant)

By     /s/Kristen A. Richards
         Kristen A. Richards, Vice President and Assistant Secretary

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/Henry J. Herrmann
         Henry J. Herrmann, President and Principal Executive Officer

Date: December 8, 2006

By     /s/Theodore W. Howard
         Theodore W. Howard, Vice President and Principal Financial Officer

Date: December 8, 2006